                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.-Servicer
Monthly Report - Restricting Events
            5/25/99

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio


                    (a)    The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                               no

                           Initial ADCB                                                                         273,826,503.00
                                                                                               ADCB of
                                                   ADCB of                                    Cumulative          Cumulative
                                                  Cumulative             Cumulative       Defaulted Contracts      Net Loss
                                              Defaulted Contracts        Recoveries        net of Recoveries         Ratio
                                             -------------------        ------------       -----------------         -----
                           2 months prior        2,616,618.14           1,470,179.13         1,146,439.01            0.42%
                           1 month prior         2,912,273.71           1,631,045.95         1,281,227.76            0.47%
                           Current               2,912,273.71           1,634,273.69         1,278,000.02            0.47%
                                                 ------------           ------------       --------------            ----
                           Average               2,813,721.85           1,578,499.59         1,235,222.26            0.45%

                           Annualized maximum Cumulative Net Loss Ratio                                              1.00%
                           Average Cumulative Net Loss Ratio                                                         0.45%

       Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial
       Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.



B) A Servicer Event has occurred and is continuing (yes/no)                                                            no

C) An Event of Default has occurred and is continuing (yes/no)                                                         no


                    (a)    failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)   no

                    (b)    failure to pay the then outstanding principal amount of any Note, if any, on its            no
                           related Maturity Date (yes/no)

Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                       no

Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
          5/25/99

Obligor Event Trigger Determination
-----------------------------------
     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                        n/a
     If the current period is less than 16 months after the closing date, one of the top five Obligors, as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)



     The Obligor Event has been cured (yes, if any of following is yes / no, if each of following is no /                  n/a
       n/a if not applicable)

       a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                                   n/a
       b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries are expected      n/a
       c)  a Successor Servicer has been appointed                                                                         n/a



An Obligor Event has occurred and is continuing                                                                            n/a

10% Substitution Limit Calculation
----------------------------------

      ADCB as of the Cut-off Date:                                                                                   273,826,503.00

      Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                        0.00
      Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                            0.00%
      Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10% (yes/no)         no


5% Skipped Payment Limit Calculation
------------------------------------
      The percent of contracts with Skipped Payment modifications                                                        0.25%
      The DCB exceeds 5% of the initial ADCB (yes/no)                                                                      no
      Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                      n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

          (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or                       0.00%
                municipalities exceeds 1.13% of the ADCB of the Contract Pool                                              no

          (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software                       1.18%
                exceeds 3.88% of the ADCB of the Contract Pool                                                             no

          (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest                          3.33%
                 Obligors (measured by ADCB as of the date of determination) exceeds 5.09% of the ADCB                     no
                 of the Contract Pool

          (iv)   The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors                  14.53%
                 (measured by ADCB as of the date of determination) exceeds 24.79% of the ADCB of the                      no
                 Contract Pool

           (v)   The ADCB of the End-User Contracts related to a single Vendor, or representing a                       13.26%
                 Vendor Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the                         no
                 Contract Pool

           (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State                      8.26%
                 of the United States exceeds 17.73% of the ADCB of the Contract Pool                                      no

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
          5/25/99
                                                                                      Collection                       Reserve
                                                                                        Account                          Fund
                                                                                      ----------                     ------------
Beginning Account Balance                                                                   0.00                     2,738,265.00
Investment Earnings                                                                    26,571.21                        11,761.45

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances              4,185,713.14
 plus Payaheads
Add: Prepayment Amounts                                                             1,694,236.78
Add: Recoveries                                                                         3,227.74
Add: Investment Earnings                                                               38,332.66                       (11,761.45)
Add: Late Charges                                                                      14,087.28
Add: Expired Lease                                                                          0.00
 Proceeds
Add: Servicer Advances                                                                193,003.88


Available Amounts                                                                   6,128,601.48                      2,738,265.00
-----------------



Payments on Distribution Date
-----------------------------

(A)** Indenture Trustee Fees (first in funds allocation during a Restricting                0.00
      Event or an Event of Default)

(A)   Unreimbursed Servicer Advances                                                        0.00

(B)   Monthly Servicing Fee, due and accrued, including any amounts unpaid             43,842.42

(C)   Class A-1 Notes interest, due and accrued, including any amounts                      0.00
      unpaid

(D)   Class A-2 Notes interest, due and accrued, including any amounts                509,369.17
      unpaid

(E)   Class B Notes interest, due and accrued, including any amounts                   22,205.90
      unpaid

(F)   Class C Notes interest, due and accrued, including any amounts unpaid            15,213.89

(G)   Class D Notes interest, due and accrued, including any amounts unpaid            18,932.21

(H)   The Class A-1 Principal Payment Amount                                                0.00

(I)   The Class A-2 Principal Payment Amount                                         4,986,058.40

(J)   The Class B Principal Payment Amount                                             213,688.22

(K)   The Class C Principal Payment Amount                                             142,458.81

(L)   The Class D Principal Payment Amount                                             176,832.47

(M)   Amounts required to meet the Reserve Fund Amount                                       0.00                             0.00

(B)*  Monthly Servicing Fee, due and accrued, including any amounts unpaid                   0.00
      (applicable only if an Obligor Event has occurred and is continuing)

(N)   Any excess to Certificateholders                                                       0.00

Distributions to Noteholders and Certificateholders                                  6,128,601.49

Ending balance of accounts                                                                   0.00                     2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
          5/25/99
          A Restricting Event has occurred and is continuing (yes\no)                                                  no

          Trustee Fees (only in the event of a Restricting Event or an Event of Default)                             0.00


Unreimbursed Servicer Advances
------------------------------

   (i)   Current month Unreimbursed Servicer Advances                                                                0.00
   (ii)  Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                  0.00
   (iii) Total Unreimbursed Servicer Advances due  ( (i) + (ii) )                                                    0.00
   (iv)  Unreimbursed Servicer Advances distributed                                                                  0.00
         Unpaid Unreimbursed Servicer Advances (or arrearage)                                                        0.00


Servicing Fee Schedule
----------------------

(i)   Servicing Fee Percentage                                                                                       0.50%
(ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                                     105,221,800.14
(iii) Servicing Fee  ( ( (i) / 12 ) x (ii) )                                                                    43,842.42
(iv)  Servicing Fee accrued but not paid in prior periods                                                            0.00
(v)   Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                       43,842.42
(vi)  Monthly Servicing Fee distributed                                                                         43,842.42
      Servicing Fee accrued but not paid                                                                             0.00


Class A-1 Interest Schedule
---------------------------

      Opening Class A-1 principal balance                                                                            0.00
(i)   Class A-1 Interest Rate                                                                                      5.7325%
(ii)  Number of days in Accrual Period                                                                                  0
      Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                        0.0000%
      Current Class A-1 interest due                                                                                 0.00
      Prior Class A-1 interest arrearage                                                                             0.00
      Current Period Interest Shortfall                                                                              0.00

      Class A-1 interest distribution                                                                                0.00


Class A-2 Interest Schedule
---------------------------

      Opening Class A-2 principal balance                                                                   95,656,182.04
      Class A-2 Interest Rate                                                                                      6.3900%
      Class A-2 Interest Rate x 30/360                                                                             0.5325%
      Current Class A-2 interest due                                                                           509,369.17
      Prior Class A-2 interest arrearage                                                                             0.00
      Current Period Interest Shortfall                                                                              0.00

      Class A-2 interest distribution                                                                          509,369.17


Class B Interest Schedule
-------------------------

      Opening Class B principal balance                                                                      4,099,550.62
      Class B Interest Rate                                                                                        6.5000%
      Class B Interest Rate x 30/360                                                                               0.5417%
      Current Class B interest due                                                                              22,205.90
      Prior Class B interest arrearage                                                                               0.00
      Current Period Interest Shortfall                                                                              0.00

      Class B interest distribution                                                                             22,205.90

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          5/25/99


Class C Interest Schedule
-------------------------
      Opening Class C principal balance                                                                      2,733,033.74
      Class C Interest Rate                                                                                        6.6800%
      Class C Interest Rate x 30/360                                                                               0.5567%
      Current Class C interest due                                                                              15,213.89
      Prior Class C interest arrearage                                                                               0.00
      Current Period Interest Shortfall                                                                              0.00

      Class C interest distribution                                                                             15,213.89


Class D Interest Schedule
-------------------------

      Opening Class D principal balance                                                                      2,977,543.19
      Class D Interest Rate                                                                                        7.6300%
      Class D Interest Rate x 30/360                                                                               0.6358%
      Current Class D interest due                                                                              18,932.21
      Prior Class D interest arrearage                                                                               0.00
      Current Period distribution                                                                                    0.00

      Class D interest distribution                                                                             18,932.21


Class A-1 Principal Schedule
----------------------------
      Class A-1 Maturity Date                                                                                     9/25/98
  (i) Opening Class A-1 principal balance                                                                            0.00
 (ii) ADCB as of last day of second preceding Collection Period                                            105,221,800.14
(iii) ADCB as of last day of immediately preceding Collection Period                                        99,737,135.91
      Expected Class A-1 Payment ((ii) - (iii) )                                                             5,484,664.23
 (iv) Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                  0.00
      Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                                 0.00
      Class A-1 Principal Payment Amount distribution                                                                0.00
                                 Shortfall                                                                           0.00

      Class A-1 Principal Balance after current distribution                                                         0.00


Class A-2 Principal Schedule
----------------------------

  (i)  Opening Class A-2 principal balance                                                                  95,656,182.04
 (ii)  Applicable Class A-2 Percentage                                                                              90.91%
(iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                 99,737,135.91
 (iv)  Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                  90,670,123.64
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                    4,986,058.40
  (vi) Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                            4,986,058.40
       Class A-2 Principal Payment Amount distributed                                                        4,986,058.40
                                 Shortfall                                                                           0.00

      Class A-2 principal balance after current distribution                                                90,670,123.64


Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          5/25/99

Class B Principal Schedule
--------------------------

  (i)  Opening Class B principal balance                                                                     4,099,550.62
 (ii)  Applicable Class B Percentage                                                                                 3.90%
(iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                 99,737,135.91
 (iv)  Current month targeted Class B principal balance ( (ii) * (iii) )                                     3,885,862.40
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                      213,688.22
 (vi)  Class B Principal Payment Amount (lesser of (i) or (v) )                                                213,688.22

       Class B Principal Payment Amount distributed                                                            213,688.22
                                  Shortfall                                                                          0.00

       Class B principal balance after current distribution                                                  3,885,862.40


Class C Principal Schedule
--------------------------

  (i)  Opening Class C principal balance                                                                     2,733,033.74
 (ii)  Applicable Class C Percentage                                                                                 2.60%
(iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                 99,737,135.91
 (iv)  Current month targeted Class C principal balance ( (ii) * (iii) )                                     2,590,574.93
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                      142,458.81
 (vi)  Class C Principal Payment Amount (lesser of (i) or (v) )                                                142,458.81
       Class C Principal Payment Amount distributed                                                            142,458.81
                                  Shortfall                                                                          0.00

       Class C principal balance after current distribution                                                  2,590,574.93


Class D Principal Schedule
--------------------------

  (i)  Opening Class D principal balance                                                                     2,977,543.19
 (ii)  Applicable Class D Percentage                                                                                 2.60%
(iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                 99,737,135.91
 (iv)  Current month targeted Class D principal balance ( (ii) * (iii) )                                     2,590,574.93
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                      386,968.26
 (vi)  Class D Principal Payment Amount (lesser of (i) or (v) )                                                386,968.26

       Class D Principal Payment Amount distributed                                                            176,832.47
                           Shortfall                                                                           210,135.78

       Class D principal balance after current distribution                                                  2,800,710.72


Reserve Fund Schedule
---------------------

      Prior month Reserve Fund balance                                                                       2,738,265.00
      Initial ADCB                                                                                         273,826,503.00
      Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                    2,738,265.00
                                              (ii) outstanding principal of the Notes)
      Current period draw on Reserve Fund                                                                            0.00
      Required deposit to Reserve Fund                                                                               0.00
      Actual deposit to Reserve Fund                                                                                 0.00
      Interest Earned on Reserve Account                                                                        11,761.45
      Deposit to Certificateholder                                                                                   0.00
      Ending Reserve Fund balance                                                                            2,738,265.00

      Ending Reserve Fund balance as a percentage of ADCB                                                            2.75%


Servicing Fee Schedule
----------------------

      Servicing Fee during an Obligor Event                                                                          0.00
      Servicing Fee paid                                                                                             0.00

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
             5/25/99
                           CUSIP # 423327AA3
      Class A-1
      ---------
      Class A-1 principal balance                                                                                    0.00
      Initial Class A-1 principal balance                                                                   62,980,096.00

      Note factor                                                                                             0.000000000

                           CUSIP # 423327AB1
      Class A-2
      ---------
      Class A-2 principal balance                                                                           90,670,123.64
      Initial Class A-2 principal balance                                                                  191,678,552.00

      Note factor                                                                                             0.473032182


                           CUSIP # 423327AC9
      Class B
      -------
      Class B principal balance                                                                              3,885,862.40
      initial Class B principal balance                                                                      8,214,795.00

      Note factor                                                                                             0.473032182


                           CUSIP # 423327AD7
      Class C
      -------
      Class C principal balance                                                                              2,590,574.93
      Initial Class C principal balance                                                                      5,476,530.00

      Note factor                                                                                             0.473032181


      Class D
      -------
      Class D principal balance                                                                              2,800,710.72
      Initial Class D principal balance                                                                      5,476,530.00

      Note factor                                                                                             0.511402425

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
            5/25/99

ADCB as of the last day of the Collection Period                                                        99,737,135.91



Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                           0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                           0
Defaulted Contracts as a percentage of ADCB (annualized)                                                         0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                            0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                            0

DCB of Prepaid Contracts as of the last day of the Collection Period                                     1,333,907.85
Number of Prepaid Contracts as of the last day of the Collection Period                                            34

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during                                 0.00
 Collection Period
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during                                 0
 Collection Period

DCB of Warranty Contracts as of the last day of the                                                              0.00
 Collection Period
Number of Warranty Contracts as of the last day of the Collection Period                                            0

DCB of repurchased Contracts as of the last day of the Collection Period                                         0.00
Number of repurchased Contracts as of the Collection Period                                                         0

DCB of Additional Contracts as of the last day of the Collection Period                                          0.00
Number of Additional Contracts as of the Collection Period                                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the                               3,227.74
Collection Period

Delinquencies                                                 Dollars                        Percent
                                                           --------------                 --------------
      Current                                               97,221,493.40                          96.73%
      31-60 days past due                                    2,719,306.23                           2.71%
      61-90 days past due                                      541,956.73                           0.54%
      Over 90 days past due                                     26,519.20                           0.03%
                                                           --------------                 --------------
      Total                                                100,509,275.56                         100.00%

      31+ days past due                                      3,287,782.16                           3.27%


(i)   DCB of cumulative Defaulted Contracts (cumulative gross losses to date)               2,912,273.71

(ii)  Cumulative Recoveries realized on Defaulted Contracts                                 1,634,273.71
      Cumulative net losses to date  ( (i) - (ii) )                                         1,278,000.02

      ---------------------------------------------------------------------
                                Static Information
      Initial ADCB                                            273,826,503
      Discount Rate                                                6.9239%
      Class A-1 Initial Principal Amount                       62,980,096
      Class A-1 Interest Rate                                      5.7325%
      Class A-2 Initial Principal Amount                      191,678,552
      Class A-2 Interest Rate                                      6.3900%
      Class B Initial Principal Amount                          8,214,795
      Class B Interest Rate                                        6.5000%
      Class C Initial Principal Amount                          5,476,530
      Class C Interest Rate                                        6.6800%
      Class D Initial Principal Amount                          5,476,530
      Class D Interest Rate                                        7.6300%
      Reserve Fund Initial Deposit                              2,738,265
      Class A-1 Maturity Date                                    09/25/98
      Classes A-2, B, C, & D Maturity Date                       05/25/05
      Closing Date                                               09/04/97
    ---------------------------------------------------------------------